UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2009

HATTERAS FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34030	26-1141886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Oakwood Drive, Suite 340

Winston Salem, North Carolina 27103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (336) 760-9331

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 9, 2009, Hatteras Financial Corp. (the “Company”) and Atlantic Capital Advisors LLC entered into a Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. Under the terms of the Sales Agreement, the Company may offer and sell up to 5,000,000 shares of its common stock (the “Shares”) from time to time through Cantor Fitzgerald & Co., acting as agent and/or principal.

Sales of the Shares, if any, may be made in private transactions, negotiated transactions or any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or to or through a market maker other than on an exchange. Under the Sales Agreement, Cantor Fitzgerald & Co. will use its commercially reasonable efforts consistent with its normal sales and trading practices to sell the Shares as directed by the Company. The compensation payable to Cantor Fitzgerald & Co. for sales of Shares pursuant to the Sales Agreement will be up to 2% of the gross sales price per share for any Shares sold under the Sales Agreement.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-159145), as amended, including the related prospectus dated October 9, 2009, and a prospectus supplement, as the same may be amended or supplemented.

The foregoing descriptions of the Sales Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the exhibits filed with this Current Report on Form 8-K or the registration statement filed with the Securities and Exchange Commission, as applicable.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

1.1	Sales Agreement, dated as of October 9, 2009, by and among the Hatteras Financial Corp., Atlantic Capital Advisors LLC and Cantor Fitzgerald & Co.
5.1	Opinion of DLA Piper LLP (US) re legality
8.1	Opinion of DLA Piper LLP (US) re tax matters
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HATTERAS FINANCIAL CORP.

Dated: October 9, 2009	BY:	/S/ KENNETH A. STEELE
Kenneth A. Steele
Chief Financial Officer, Treasurer and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Sales Agreement, dated as of October 9, 2009, by and among Hatteras Financial Corp., Atlantic Capital Advisors LLC and Cantor Fitzgerald & Co.
5.1	Opinion of DLA Piper LLP (US) re legality
8.1	Opinion of DLA Piper LLP (US) re tax matters
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1 and Exhibit 8.1)

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